American Skandia Trust
      Supplement dated August 26, 1998 to the Prospectus dated May 1, 1998

                      Bankers Trust Enhanced 500 Portfolio

         In order for the Portfolio to maintain adequate available cash to meet possible redemption requests while maintaining full exposure to the S&P 500, the Portfolio's limitation on investing in securities index futures contracts and related options will be increased from 20% to 50% effective November 16, 1998.

         Accordingly, the first sentence of the section of the Prospectus entitled "Investment Objectives and Policies -- Bankers Trust Enhanced 500 Portfolio -- Securities Index Futures and Related Options" (page 92) is revised to read as follows:

         The Portfolio may enter into securities index futures contracts and related options provided that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and provided that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

                         Federated High Yield Portfolio

         Effective immediately, Constantine J. Kartsonas joins Mark E. Durbiano as a portfolio manager of the Federated High Yield Portfolio. Mr. Kartsonas replaces Stefanie L. Bachhuber, who has resigned from Federated Investment Counseling. Accordingly, the section of the prospectus entitled "Organization and Management of the Trust -- Sub-advisors -- Federated Investment Counseling" (page 114) is amended by deleting the second paragraph and replacing it with the following:

         Mark E. Durbiano and Constantine J. Kartsonas are primarily responsible for the day-to-day management of the Federated High Yield Portfolio. Mr. Durbiano, who has managed the Portfolio since it commenced operations in 1994, joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996. From 1988 to 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Investment. Mr. Kartsonas, who has co-managed the Portfolio since August 1998, joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of Federated Investment since March 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers.